Exhibit 10.2

SUBSERVICING SUPPLEMENT

dated as of August 1, 2012

between

OCWEN LOAN SERVICING, LLC

and

HLSS HOLDINGS, LLC

SUBSERVICING SUPPLEMENT

This SUBSERVICING SUPPLEMENT, dated as of August 1, 2012 (this “Subservicing Supplement”), is by and between HLSS HOLDINGS, LLC, a Delaware limited liability company (“Servicer”), and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Ocwen”).

RECITALS:

WHEREAS, as of the applicable Servicing Transfer Date (as defined herein), Servicer will become the servicer of certain Mortgage Loans (as defined in the Master Subservicing Agreement) pursuant to the terms of those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto; and

WHEREAS, Servicer and Ocwen are parties to that certain Master Subservicing Agreement dated as of February 10, 2012 (the “Master Subservicing Agreement”); and

WHEREAS, Servicer desires to engage Ocwen to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements listed in Schedule I hereto, as of the applicable Servicing Transfer Date (as defined herein), and Ocwen desires to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements, on the terms set forth in the Master Subservicing Agreement, as supplemented by this Subservicing Supplement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Servicer and Ocwen agree as follows:

ARTICLE I.

DEFINITIONS.

1.1        Definitions. (a) For purposes of this Subservicing Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below.

“Base Subservicing Fee” has the meaning set forth in Section 3.1.

“Deferred Servicing Agreement” has the meaning set forth in the Sale Supplement.

“Excess Servicing Advances” shall mean, for any calendar month, the amount, if any, by which the outstanding Servicing Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such calendar month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.

Subservicing Supplement

1

“Monthly Servicing Fee” shall mean, for each calendar month, the sum of the Base Subservicing Fee for such calendar month and the Seller Monthly Servicing Fee (as defined in the Sale Supplement) for such calendar month.

“Performance Fee” has the meaning set forth in Section 3.2.

“Retained Servicing Fee” shall mean, for any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements and the Deferred Servicing Agreements during such calendar month, and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.

“Retained Servicing Fee Percentage” shall mean, for any calendar month, the percentage set forth on Schedule II to this Subservicing Supplement.

“Retained Servicing Fee Shortfall” shall mean, for any calendar month, beginning in August, 2012, an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to Sale Supplement, as applicable) over (y) the Monthly Servicing Fee for such calendar month.

“Sale Supplement” shall mean that certain Sale Supplement, dated as of the date hereof, between Servicer, as Purchaser, and Ocwen, as Seller, as the same may be amended, supplemented or otherwise modified from time to time.

“Scheduled Termination Date” means, with respect to each Subject Servicing Agreement serviced pursuant to this Subservicing Supplement, the date which is six (6) years after the closing date of the initial acquisition of assets pursuant to the Sale Supplement.

“Servicing Agreement” shall mean each of the pooling and servicing agreements or other servicing agreements listed in Schedule I hereto.

“Servicing Fees” shall mean, with respect to any Servicing Agreement, the servicing fees payable to Servicer under the Subject Servicing Agreements, including each “servicing fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans serviced pursuant to such Servicing Agreement, but excluding any Ancillary Income, Prepayment Interest Excess or any amounts earned in connection with the investment of funds in the related Custodial Accounts and Escrow Accounts.

“Servicing Transfer Date” shall have the meaning specified in the Sale Supplement.

“Subject Servicing Agreement”, shall mean, as of any date of determination, each Servicing Agreement with respect to which the Servicing Transfer Date has occurred on or prior to such date and with respect to which the Subservicing Termination Date has not occurred on or prior to such date.

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2

“Target Ratio” for each calendar month shall mean the amount specified in Schedule III with respect to such month.

(b)        Any capitalized term used but not defined in this Subservicing Supplement shall have the meaning assigned to such term in the Master Subservicing Agreement.

ARTICLE II.

SUBSERVICING

2.1        Engagement as Subservicer. Servicer hereby engages Ocwen to act as subservicer, and Ocwen agrees to act as subservicer, with respect to the Mortgage Loans relating to those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto (the “Subject Servicing Agreements”) pursuant to the terms of the Master Subservicing Agreement, as supplement by this Subservicing Supplement, on and after the related Servicing Transfer Date for such Subject Servicing Agreement. Except as set forth in this Subservicing Supplement or the Master Subservicing Agreement, Ocwen further agrees to be responsible for performing all of the duties and obligations of Servicer and its subservicers under each Subject Servicing Agreement, and to meet any standards and fulfill any requirements applicable to Servicer or its subservicer under each Subject Servicing Agreement on and after the related Servicing Transfer Date.

2.2        Servicing Transfer Procedures. Servicer and Ocwen each covenant and agree to following the Servicing Transfer Procedures agreed pursuant to the Sale Supplement with respect to each Subject Servicing Agreement.

2.3        Reference to Master Subservicing Agreement. Each of Servicer and Subservicer agrees that (a) this Subservicing Supplement is a “Subservicing Supplement” executed pursuant to Section 2.1 of the Master Subservicing Agreement, (b) the terms of this Subservicing Supplement are hereby incorporated into the Master Subservicing Agreement with respect to the Subject Servicing Agreements and the related Mortgage Loans to the extent set forth therein, (c) each of the Subject Servicing Agreements listed in Schedule I is a “Subject Servicing Agreement” as such term is used in the Master Subservicing Agreement on and after the related Servicing Transfer Date, and (d) the terms of this Subservicing Supplement apply to the Subject Servicing Agreements specified herein and not to any other “Subject Servicing Agreement” as that term is used in the Master Subservicing Agreement. In the event of any conflict between the provisions of this Subservicing Supplement and the Master Subservicing Agreement, the terms of this Subservicing Supplement shall prevail.

ARTICLE III.

SERVICING FEES

3.1        Base Subservicing Fee. As compensation for its services with respect to the Subject Servicing Agreements, Servicer shall pay Ocwen a monthly base subservicing fee for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement equal to 12.00% of the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements during such calendar month (the “Base Subservicing Fee”).

Subservicing Supplement

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3.2        Performance Fee. Servicer shall pay to Ocwen for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement a performance fee (the “Performance Fee”) equal to the greater of (a) zero and (b) the excess, if any, of the aggregate of all Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to the Sale Supplement, as applicable) over the sum of (i) the Monthly Servicing Fee for such calendar month and (ii) the Retained Servicing Fee for such calendar month, multiplied by (y) a fraction, (i) the numerator of which is the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month and (ii) the denominator of which is equal to the sum of the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month, or such other allocation percentage which is agreed by Servicer and Ocwen (the “Allocation Percentage”). The Performance Fee, if any, for any calendar month will be reduced by 6.50% per annum (i.e., 0.5417% per month) of the Excess Servicing Advances, if any, for such calendar month multiplied by the Allocation Percentage. If the Closing Date does not occur on the first day of a calendar month, the Performance Fee for the period from the Closing Date to the last of the calendar month in which the Closing Date occurs shall be calculated in a pro rata manner based on the number of days in such period.

ARTICLE IV.

MISCELLANEOUS

4.1        Incorporation. The provisions of Article 10 of the Master Subservicing Agreement are hereby incorporated into this Subservicing Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.

4.2        Third Party Beneficiaries. Ocwen and Servicer each acknowledges and agrees that the indenture trustee, on behalf of the holders of related notes, with respect to any Servicing Advance Facility pursuant to which Servicer has transferred Servicer Advances made pursuant to a Servicing Agreement is an express third party beneficiary of this Subservicing Supplement and the Subservicing Agreement solely with respect to the Servicing Agreements related to such Servicing Advance Facility.

[Signature Page Follows]

Subservicing Supplement

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IN WITNESS WHEREOF, the parties hereto have caused this Subservicing Supplement to be executed and delivered as of the date first above written.

HLSS HOLDINGS, LLC

By: Home Loan Servicing Solutions, Ltd., its sole member

By:	/s/ James Lauter

Name: James Lauter

Title: CFO

OCWEN LOAN SERVICING, LLC

By:	/s/ John Britti

Name: John Britti

Title: Authorized Signatory

Subservicing Supplement

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SCHEDULE I

SERVICING AGREEMENTS

	Short Form Deal Name	Subject Servicing Agreement [to be completed]	Investor Number
1.	CDC IXIS 2003-HE2	Pooling and Servicing Agreement, dated as of May 1, 2003, by and among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, OCWEN FEDERAL BANK FSB, as Servicer, CDC MORTGAGE CAPITAL INC., as Unaffiliated Seller, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee	2262
2.	GSAMP 2003-HE1	Pooling and Servicing Agreement, dated as of May 1, 2003, by and among GS MORTGAGE SECURITIES CORP., as Depositor, OCWEN FEDERAL BANK FSB, as Servicer, NC CAPITAL CORPORATION, as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee	2263
3.	CDC 2003-HE4	Pooling and Servicing Agreement, dated as of November 1, 2003, by and among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, OCWEN FEDERAL BANK FSB, as Servicer, CDC MORTGAGE CAPITAL INC., as Unaffiliated Seller, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee	2315
4.	ACE 2006 ASAP2	Pooling and Servicing Agreement, dated as of March 1, 2006, among ACE SECURITIES CORP., as Depositor, OCWEN LOAN SERVICING, LLC, as Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee	2525
5.	SAIL 2005-11	Securitization Servicing Agreement, dated as of December 1, 2005, by and among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Servicer, LEHMAN BROTHERS HOLDINGS INC., as Seller, and AURORA LOAN SERVICES LLC, as Master Servicer	3691
6.	SAIL 2005-1	Securitization Servicing Agreement, dated as of January 1, 2005, by and among OCWEN FEDERAL BANK FSB, as Servicer, LEHMAN BROTHERS HOLDINGS INC., as Seller, and AURORA LOAN SERVICES INC., as Master Servicer	2394

13508114 10355175

Sch I-1

7.	BMAT 2006-1	Pooling and Servicing Agreement, dated as of April 1, 2006, by and among BMAT SECURITIES CORPORATION, as Depositor, ENCORE CREDIT CORP., as Seller, OCWEN LOAN SERVICING, LLC, as Servicer, CITIMORTGAGE, INC., as Master Servicer, OFFICETIGER GLOBAL REAL ESTATE SERVICES INC., as Loan Performance Advisor, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and CITIBANK, N.A., as Securities Administrator	2530
8.	GSAMP 2006-NC2	Pooling and Servicing Agreement, dated as of June 1, 2006, by and among GS MORTGAGE SECURITIES CORP., as Depositor, OCWEN LOAN SERVICING LLC, as Servicer, NEW CENTURY MORTGAGE CORPORATION, as Servicer, NC CAPITAL CORPORATION, as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator	2572
9.	Soundview 2007-1	Pooling and Servicing Agreement, dated as of February 1, 2007, by and among FINANCIAL ASSET SECURITIES CORP., as Depositor, OCWEN LOAN SERVICING, LLC., as Servicer, WELLS FARGO BANK, N.A., as Master Servicer and Trust Administrator, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee	2607
10.	MABS 2007-WMC1	Pooling and Servicing Agreement, dated as of February 1, 2007, by and among OCWEN LOAN SERVICING, LLC, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer, Trust Administrator and Custodian, and U.S. BANK NATIONAL ASSOCIATION, as Trustee	2608
11.	NHELI 2007-3	Pooling and Servicing Agreement, dated as of April 1, 2007, by and among NOMURA HOME EQUITY LOAN, INC., as Depositor, NOMURA CREDIT & CAPITAL, INC., as Sponsor, OCWEN LOAN SERVICING, LLC and EQUITY ONE, INC., as Servicers WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee	2620

13508114 10355175

Sch I-2

12.	DB ACE 2007-ASAP2	Pooling and Servicing Agreement, dated as of May 1, 2007, by and among ACE SECURITIES CORP., as Depositor, OCWEN LOAN SERVICING, LLC, as Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator, and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee	2625
13.	ACE 2007-HE5	Pooling and Servicing Agreement, dated as of June 1, 2007, by and among ACE SECURITIES CORP., as Depositor, OCWEN LOAN SERVICING, LLC, as Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator, and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee	2629
14.	FIRST FRANKLIN 2004-FF2	Pooling and Servicing Agreement, dated as of April 1, 2004, by and among FINANCIAL ASSET SECURITIES CORP., as Depositor, SAXON MORTGAGE SERVICES, INC., as Servicer, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee	2743
15.	MSABS 2003-HE3	Pooling and Servicing Agreement, dated as of October 1, 2003, by and among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE MANHATTAN MORTGAGE CORPORATION, as Servicer, ACCREDITED HOME LENDERS, INC, as Servicer and Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee	3598
16.	PCHLST 2004-2	Pooling and Servicing Agreement, dated as of August 1, 2004, by and among PEOPLE’S CHOICE HOME LOAN SECURITIES CORP., as Company, WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator, and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee	3646
17.	SAIL 2005-5	Securitization Servicing Agreement, dated as of May 1, 2005, by and among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION as Servicer, LEHMAN BROTHERS HOLDINGS INC., as Seller, and AURORA LOAN SERVICES INC., as Master Servicer	3667 and 2447
18.	SAIL 2006-BNC2	Securitization Servicing Agreement, dated as of May 1, 2005, by and among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION as Servicer, LEHMAN BROTHERS HOLDINGS INC., as Seller, and AURORA LOAN SERVICES INC., as Master Servicer	3711

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Sch I-3

SCHEDULE II

RETAINED SERVICING FEE PERCENTAGE

From Month[1]	To Month	Retained Fee

1	3	29.5 bps
4	6	28.5 bps
7	9	26.5 bps
10	12	26.0 bps
13	15	24.5 bps
16	18	24.0 bps
19	21	22.5 bps
22	24	22.0 bps
25	72	22.0 bps

1 Starting with August 2012.

Sch II-1

SCHEDULE III

TARGET RATIO SCHEDULE

Month[2]	Target Advance Ratio
1	3.17%
2	3.09%
3	3.01%
4	2.94%
5	2.86%
6	2.79%
7	2.72%
8	2.65%
9	2.59%
10	2.52%
11	2.46%
12	2.40%
13	2.34%
14	2.28%
15	2.22%
16	2.17%
17	2.11%
18	2.06%
19	2.01%
20	1.96%
21	1.91%
22	1.86%
23	1.81%
24	1.77%
25	1.75%
26	1.75%
27	1.75%
28	1.75%
29	1.75%
30	1.75%
31	1.75%
32	1.75%
33	1.75%

2 Starting with August 2012.

Sch III-1

Month[2]	Target Advance Ratio
34	1.75%
35	1.75%
36	1.75%
37	1.75%
38	1.75%
39	1.75%
40	1.75%
41	1.75%
42	1.75%
43	1.75%
44	1.75%
45	1.75%
46	1.75%
47	1.75%
48	1.75%
49	1.75%
50	1.75%
51	1.75%
52	1.75%
53	1.75%
54	1.75%
55	1.75%
56	1.75%
57	1.75%
58	1.75%
59	1.75%
60	1.75%
61	1.75%
62	1.75%
63	1.75%
64	1.75%
65	1.75%
66	1.75%
67	1.75%
68	1.75%
69	1.75%
70	1.75%
71	1.75%
72	1.75%

Sch III-2